Morgan Stanley
New York Municipal Money Market Trust

Summary Prospectus | May 1, 2017

Share Class and Ticker Symbols
R Class	S Class
DWNXX	AANXX

Before you invest, you may want to review the Fund's statutory prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund's Prospectus and SAI, both dated May 1, 2017 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

Morgan Stanley New York Municipal Money Market Trust (the "Fund") is a money market fund that seeks to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account or exchange fees. The Fund offers two Classes of shares: the R Class and the S Class. Each Class has the same fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	R Class	S Class
Advisory Fee[1]	0.38%	0.38%
Shareholder Servicing Fee	0.10%	0.10%
Other Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses[2]	0.59%	0.59%
Fee Waivers and/or Expense Reimbursements[2]	0.35%	0.35%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.24%	0.24%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Class	$ 25	$ 154	$ 294	$ 704
S Class	$ 25	$ 154	$ 294	$ 704

1 For the fiscal year ended December 31, 2016, the contractual Advisory Fee for the Fund was 0.38%. The Fund's contractual Advisory Fee includes breakpoints. Please refer to the section of the Prospectus entitled "Fund Details—Fund Management" for further information about the Advisory Fee breakpoints.

2 The Fund's "Distributor," Morgan Stanley Distribution, Inc. and its "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., have agreed to waive all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, and/or reimburse expenses, to the extent that total expenses exceed total income of the Fund on a daily basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Principal Investment Strategies

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and New York income taxes. The Fund will invest all of

Morgan Stanley Prospectus | Fund Summary
New York Municipal Money Market Trust (Con't)

its assets in high quality, short-term securities and other instruments that meet the definition of "weekly liquid assets" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The Adviser seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

The Adviser generally invests substantially all of the Fund's assets in New York municipal obligations. The interest on these investments is exempt from New York state, city and federal income tax. The Adviser may at times purchase securities that pay interest that is exempt from federal income tax but not from New York state or city taxes. The Fund may invest any amount of its assets in New York municipal obligations (and to the extent the Fund may purchase other tax exempt securities) that pay interest income subject to the federal "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income.

Municipal obligations are securities issued by state and local governments and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper.

The Fund's investments may include tender option bonds and custodial receipts. Tender option bonds are municipal obligations held pursuant to a custodial arrangement and issued pursuant to an agreement with a third-party such as a bank or financial institution to provide the holder with the option of tendering the bond at periodic intervals. The holder of the tender option bond effectively holds a demand obligation that bears interest at prevailing short-term rates. Custodial receipts represent interests in future interest and/or principal payments on U.S. government securities or municipal obligations. Additionally, the Fund may invest in investment companies, including money market funds, and may invest some or all of its short-term cash investments in any money market fund advised or managed by the Adviser or its affiliates.

The Fund may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Fund has a fundamental policy of investing at least 80% of its assets in New York tax-exempt municipal obligations; these securities nevertheless may be subject to an "alternative minimum tax." A fundamental policy may not be changed without shareholder approval.

The Fund operates as a "retail money market fund," as such term is defined or interpreted under Rule 2a-7. A "retail money market fund" is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a "retail money market fund," the Fund may value its securities using the amortized cost method as permitted by Rule 2a-7 to maintain a stable net asset value per share ("NAV") of $1.00. Like other retail money market funds, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates.

Principal Risks

There is no assurance that the Fund will achieve its investment objective.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The principal risks of investing in this Fund include:

●

Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The Fund is subject to the added credit risk of concentrating its investments in a single state—New York—and its municipalities. Because the Fund concentrates its investments in securities issued by New York state and local governments and government authorities, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning the ability of New York issuers to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The historically low interest rate environment increases the risk associated with rising interest rates. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates.

●

Tender Option Bonds and Custodial Receipts. The risks of tender option bonds and custodial receipts include the risk that the owner of such instruments may not be considered the owner

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Morgan Stanley Prospectus | Fund Summary
New York Municipal Money Market Trust (Con't)

for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, the occurrence of certain defaults or a credit rating downgrade on the underlying security may impair the ability to tender the bond or receipt back to the third-party provider of the demand option, thus causing the bond or receipt to become illiquid.

●

Investment Companies. An investment in an investment company is subject to the underlying risks of that investment company's portfolio securities. In addition to the Fund's fees and expenses, the Fund generally would bear its share of the investment company's fees and expenses.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's R Class shares performance from year-to-year and by showing the Fund's average annual returns for the one, five and 10 year periods and since inception. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	06/30/07	0.80%
Low Quarter	03/31/13	0.00%

Average Annual Total Returns For Periods Ended December 31, 2016

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception*
R Class	0.02%	0.01%	0.47%	1.57%
S Class	0.06%	0.02%	N/A	0.27%

*	R Class commenced operations on March 20, 1990 and S Class commenced operations on September 17, 2007.

For the Fund's most recent 7-day annualized yield, you may call toll-free (800) 548-7786.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Purchase and Sale of Fund Shares

Investments in the Fund are limited to shareholder accounts beneficially owned by natural persons.

The minimum initial investment is generally $5,000 and the minimum subsequent investment is generally $100. The minimum investment requirements may be waived for certain investments. You can purchase or sell shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for business (except when the following federal holidays are observed: Columbus Day and Veterans Day) by contacting your Morgan Stanley Financial Advisor or other authorized third-party, such as a broker, dealer or other financial intermediary that has entered into a selling agreement with the Fund's Distributor (each, a "Financial Intermediary"). In addition, you can sell Fund shares at any time through the check-writing option (with respect to R Class shares only) or by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. For more information, please refer to the section of the Prospectus entitled "Shareholder Information."

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com.

Tax Information

Your income dividend distributions are normally exempt from federal and New York state and city income taxes to the extent they are derived from New York municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes. Income derived from some municipal securities is subject to the federal "alternative minimum tax." If the Fund makes any capital gain distributions, or other distributions from any taxable income, those distributions will normally be subject to federal, New York State and New York City income tax when they are paid, whether you take them in cash or reinvest them in Fund shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

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© 2017 Morgan Stanley.	DWNSUMPRO 5-17